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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): DECEMBER 15, 2004

                         ADVANCED MATERIALS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

          0-16401                                      33-0215295
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  (Commission File Number)                  (IRS Employer Identification No.)


   11420 MATHIS AVENUE, DALLAS, TEXAS                              75234
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (972) 432-0602
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective January 1, 2005, the board of directors ("Board") of Advanced Materials Group, Inc. (OTC: ADMG.PK) ("ADMG") approved the recommendation of ADMG's Compensation Committee to institute a new Director Compensation Program, which program is described in Exhibit 10.1 to this report. Directors of ADMG who are also employees of ADMG are no longer compensated for their services as directors or committee members. In lieu of the option grants that would have occurred in January 2005 under the previous director compensation arrangement, each non-employee director was granted effective January 1, 2005 a non-qualified stock option to purchase 10,000 shares at an exercise price equal to the fair market value of a share of ADMG's common stock on January 1, 2005, with the vesting and expiration dates described above in the Director Compensation Program.

ITEM 1.02.    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         As described in Item 1.01 of this report, ADMG instituted a new Director Compensation Program effective January 1, 2005. Prior to January 1, 2005, each of ADMG's employee and non-employee directors was entitled to receive $500 and reimbursement for out-of-pocket expenses in connection with his attendance at each meeting of the Board or committee of the Board. In addition, each director was entitled to receive non-qualified stock options, pursuant to ADMG's 2003 Stock Option Plan, to purchase 20,000 shares of ADMG's common stock at fair market value when first elected to the Board and 10,000 shares of common stock at fair market value each January subsequent to their reelection to the Board. The options vested and became exercisable six months after their issuance.

ITEM 8.01.    OTHER EVENTS

         On December 15, 2004, ADMG held its 2004 annual meeting of stockholders. Matters voted upon at the meeting and the votes cast with respect to each such matter were as follows:

        PROPOSAL                                        FOR                   AGAINST         ABSTAIN/WITHHELD
        --------                                        ---                   -------         ----------------
        Each of the director nominees listed below
        was elected and will continue to serve on
        ADMG's board of directors until the 2005
        annual meeting of stockholders and until
        their successors are duly elected and
        qualified.

              Timothy R. Busch                        6,720,073.00                0               42,591.00
              N. Price Paschall                       6,735,193.00                0               39,591.00
              Maurice J. DeWald                       6,722,957.00                0               39,707.00
              Robert E. Delk                          6,735,193.00                0               27,471.00

        The selection of Whitley Penn as ADMG's
        independent auditors for the fiscal year
        ending November 30, 2005 was ratified.        6,737,436.00         5,012.00               20,216.00


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit
    Number        Description
    ---------     ------------------------------------------------------------
     10.1         Director Compensation Program (#)

     10.2         Form of Non-qualified Stock Option Agreement (Directors) (#)
     -----------

     (#) Management contract or compensatory plan, contract or arrangement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 5, 2005                       ADVANCED MATERIALS GROUP, INC.


                                               By: /s/ William G. Mortensen
                                                  ------------------------------
                                                   William G. Mortensen
                                                   Chief Financial Officer


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                    INDEX TO EXHIBITS FILED WITH THIS REPORT

    Exhibit
    Number        Description
    ---------     ------------------------------------------------------------
     10.1         Director Compensation Program (#)

     10.2         Form of Non-qualified Stock Option Agreement (Directors) (#)
     -----------

     (#) Management contract or compensatory plan, contract or arrangement.